UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   March 16, 2009

EDGE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Travis, Suite 2000, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 654-8960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 16, 2009, Edge Petroleum Corporation reported financial results for the fourth quarter and full year of 2008, and provided an update on its operating activity for the year ending 2008.  A copy of the related press releases are attached hereto as Exhibits 99.1 and 99.2.

The information contained in Exhibit 99.1 and 99.2 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release dated March 16, 2009 reporting financial results, issued by Edge Petroleum Corporation.

99.2	Press release dated March 16, 2009 reporting operations update, issued by Edge Petroleum Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edge Petroleum Corporation

By: /s/ Gary L. Pittman
Gary L. Pittman
Executive Vice President & Chief Financial Officer

Date:  March 16, 2009

INDEX TO EXHIBITS

Exhibit No.                                                                Description

99.1	Press release dated March 16, 2009 reporting financial results, issued by Edge Petroleum Corporation.

99.2	Press release dated March 16, 2009 reporting operations update, issued by Edge Petroleum Corporation.